EXHIBIT 99.1

WCA Waste Corporation Announces Results for the Quarter Ended June 30, 2010

  Reported net income available to common stockholders of $0.01 per share
  Revenues increased 20% compared to the second quarter of 2009, boosted by acquisitions
  Operating income more than doubled from the first quarter of 2010
  Successfully amended credit facility, extending term to January 2014

HOUSTON, Aug. 4, 2010 (GLOBE NEWSWIRE) -- WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the three months ended June 30, 2010.

For the second quarter of 2010:

  Revenue was $60.3 million, up 20.2% from $50.2 million in the second quarter of 2009.
  Operating income was $7.6 million compared to $6.8 million in the same quarter last year.
  Net income available to common stockholders was $0.01 per share while adjusted net income available to common stockholders was $0.02 per share.

For the first six months of 2010:

  Revenue was $112.6 million, up 14.5% from $98.4 million in 2009.
  Operating income was $11.2 million compared to $13.3 million in the prior year period.
  Net loss available to common stockholders was $0.08 per share while adjusted net loss available to common stockholders was $0.06 per share.

Tom Fatjo, Chairman and CEO stated, "We are very pleased by the recovery in revenue and earnings in the second quarter which clearly rebounded following the severe weather in the first quarter of 2010. Our focus remains on driving growth in our Houston and Ohio markets and maximizing the operating leverage of these assets while creating value for our shareholders."

Mr. Fatjo went on to say, "Volumes in our solid waste operations have begun to stabilize with municipal solid waste volumes positive year over year. And while we have adjusted pricing in some markets to reflect the slow growth economy, we have taken out more cost to maintain appropriate margins."

President and COO Jerry Kruszka noted that "The integration of the acquired Live Earth assets, located in Ohio and Massachusetts, is proceeding smoothly with improved operating efficiency and increased volume. We are very excited about the opportunity this acquisition affords WCA. We now have disposal capacity in the Midwest with service to the high population based northeast markets."

Tom Fatjo added, "Acquisitions are a core component of WCA's growth. It remains a buyer's market and as such we are placing emphasis on increasing the total volume into our existing landfills."

2010 Guidance

We are reiterating our 2010 forecast:

  Revenue of $225 million and
  EBITDA of $55 million

Adjusted net income (loss) available to common stockholders excludes the write-off of deferred financing costs, impact of interest rate swap agreements, merger and acquisition related expenses, and tax impact of vested restricted shares, and is reconciled in the attached table below.

WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations currently consist of 25 landfills, 24 transfer stations/material recovery facilities and 25 collection operations located throughout Alabama, Arkansas, Colorado, Florida, Kansas, Massachusetts, Missouri, New Mexico, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ Global Market under the symbol "WCAA."

The WCA Waste Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1736

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions.  The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Our results will be subject to a number of operational and other risks, including the following: general economic conditions have impacted and may continue to impact our business; we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we are subject to a broad range of risks with respect to our acquisition activities and may be unable to successfully integrate acquired businesses or execute on our acquisition plans; we compete with large companies and municipalities with greater financial and operational resources and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.

We describe these and other risks in greater detail in the sections entitled "Risk Factors" and "—Cautionary Statement about Forward-Looking Statements" included in our Form 10-K for the year ended December 31, 2009, to which we refer you for additional information.

WCA -- 2nd Quarter 2010 Earnings Release Information

WCA Waste Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Revenue	$ 60,295	$ 50,174	$ 112,602	$ 98,364
Expenses:
Cost of services	43,264	33,184	81,403	65,121
Depreciation and amortization	7,771	6,841	15,059	13,373
Merger and acquisition related expenses	36	259	134	259
General and administrative	2,550	3,145	5,684	6,395
Gain on sale of assets	(880)	(16)	(889)	(45)
	52,741	43,413	101,391	85,103
Operating income	7,554	6,761	11,211	13,261
Other income (expense):
Interest expense, net	(4,687)	(4,555)	(9,379)	(9,014)
Write-off of deferred financing costs	(184)	--	(184)	--
Impact of interest rate swap	68	(465)	(184)	(843)
	(4,803)	(5,020)	(9,747)	(9,857)

Income before income taxes	2,751	1,741	1,464	3,404
Income tax provision	(1,429)	(908)	(890)	(2,007)
Net income	1,322	833	574	1,397
Accrued payment-in-kind dividend on preferred stock	(1,112)	(1,062)	(2,220)	(2,116)
Net income (loss) available to common stockholders	$ 210	$ (229)	$ (1,646)	$ (719)

PER SHARE DATA (Basic and diluted):
Net income (loss) available to common stockholders
— Basic	$ 0.01	$ (0.01)	$ (0.08)	$ (0.05)
— Diluted	$ 0.01	$ (0.01)	$ (0.08)	$ (0.05)

WEIGHTED AVERAGE SHARES OUTSTANDING (Basic)	19,580	15,810	19,552	15,776
WEIGHTED AVERAGE SHARES OUTSTANDING (Diluted)	19,735	15,810	19,552	15,776

Non-GAAP Financial Measures

Our management evaluates our performance based on non-GAAP measures, of which the primary performance measure is adjusted EBITDA. EBITDA, as commonly defined, refers to earnings before interest, taxes, depreciation and amortization. Our adjusted EBITDA consists of earnings (net income or loss) available to common stockholders before preferred stock dividend, interest expense (including write-off of deferred financing costs and debt discount), impact of interest rate swap agreements, income tax expense, depreciation and amortization, impairment of goodwill, net (gain) loss on early disposition of notes receivable/payable, and merger and acquisition related expenses. We also use these same measures when evaluating potential acquisition candidates.

We believe adjusted EBITDA is useful to an investor in evaluating our operating performance because:

  it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired;
  it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swap agreements and payment-in-kind dividend) and asset base (primarily depreciation and amortization of our landfills and vehicles) from our operating results; and
  it helps investors identify items that are within our operational control. Depreciation charges, while a component of operating income, are fixed at the time of the asset purchase in accordance with the depreciable lives of the related asset and as such are not a directly controllable period operating charge.

Our management uses adjusted EBITDA:

  as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;
  as one method to estimate a purchase price (often expressed as a multiple of EBITDA or adjusted EBITDA) for solid waste companies we intend to acquire. The appropriate EBITDA or adjusted EBITDA multiple will vary from acquisition to acquisition depending on factors such as the size of the operation, the type of operation, the anticipated growth in the market, the strategic location of the operation in its market as well as other considerations;
  in presentations to our board of directors to enable them to have the same consistent measurement basis of operating performance used by management;
  as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;
  in evaluations of field operations since it represents operational performance and takes into account financial measures within the control of the field operating units;
  as a component of incentive cash and stock bonuses paid to our executive officers and other employees;
  to assess compliance with financial ratios and covenants included in our credit agreements; and
  in communications with investors, lenders, and others concerning our financial performance.

The following presents a reconciliation of net income (loss) available to common stockholders to our adjusted EBITDA (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income (loss) available to common stockholders	$ 210	$ (229)	$ (1,646)	$ (719)
Accrued payment-in-kind dividend on preferred stock	1,112	1,062	2,220	2,116
Depreciation and amortization	7,771	6,841	15,059	13,373
Interest expense, net	4,687	4,555	9,379	9,014
Write-off of deferred financing costs	184	--	184	--
Impact of interest rate swap	(68)	465	184	843
Income tax provision	1,429	908	890	2,007
Merger and acquisition related expenses	36	259	134	259
Adjusted EBITDA	$ 15,361	$ 13,861	$ 26,404	$ 26,893
Adjusted EBITDA as a percentage of revenue	25.5%	27.6%	23.4%	27.3%

The following table presents a reconciliation of net income (loss) available to common stockholders to adjusted net income (loss) available to common stockholders to exclude write-off of deferred financing costs, impact of interest rate swap agreements, merger and acquisition related expenses, and tax impact of vested restricted shares (in thousands, except per share amounts). Management believes that this non-GAAP measure is useful to an investor because the excluded items are not representative of our on-going operational performance. Per share information of the adjusted net income (loss) available to common stockholders is also shown below:

Adjusted net income (loss) available to common stockholders to exclude write-off of deferred financing costs, impact of interest rate swap
agreements, merger and acquisition related expenses, tax impact of vested restricted shares:	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income (loss) available to common stockholders	$ 210	$ (229)	$ (1,646)	$ (719)
Write-off of deferred financing costs, net of tax	99	--	99	--
Impact of interest rate swap, net of tax	(13)	283	99	504
Merger and acquisition related expenses, net of tax	30	157	75	157
Tax impact of vested restricted shares	(1)	93	131	470
Adjusted net income (loss) available to common stockholders	$ 325	$ 304	$ (1,242)	$ 412

PER SHARE DATA (Basic and diluted):
Net income (loss) available to common stockholders	$ 0.01	$ (0.01)	$ (0.09)	$ (0.05)
Write-off of deferred financing costs, net of tax	0.01	--	0.01	--
Impact of interest rate swap, net of tax	(0.00)	0.01	0.01	0.04
Merger and acquisition related expenses, net of tax	0.00	0.01	0.00	0.01
Tax impact of vested restricted shares	(0.00)	0.01	0.01	0.03
Adjusted net income (loss) available to common stockholders to exclude write-off of deferred financing costs, impact of interest rate swap agreements, merger and acquisition related expenses, tax impact of vested restricted shares:
— Basic	$ 0.02	$ 0.02	$ (0.06)	$ 0.03
— Diluted	$ 0.02	$ 0.02	$ (0.06)	$ 0.03
WEIGHTED AVERAGE SHARES OUTSTANDING (Basic)	19,580	15,810	19,552	15,776
WEIGHTED AVERAGE SHARES OUTSTANDING (Diluted)	19,735	15,831	19,552	15,827

These non-GAAP measures may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP. They should not be considered in isolation or as substitutes for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

Supplemental Disclosures
(Dollars in millions unless otherwise indicated)

	Three Months Ended June 30, 2010		Three Months Ended June 30, 2009
Revenue Breakdown:
Collection	$ 30.8	43.2%	$ 32.1	53.6%
Disposal	27.2	38.2%	18.5	30.9%
Transfer	9.8	13.8%	7.2	12.0%
Other	3.4	4.8%	2.1	3.5%
Total	71.2	100.0%	59.9	100.0%
Intercompany eliminations	(10.9)		(9.7)
Total reported revenue	$ 60.3		$ 50.2

Internalization of Disposal:
Three months ended June 30, 2010	74.3%

	Six Months Ended June 30, 2010		Six Months Ended June 30, 2009
Revenue Breakdown:
Collection	$ 60.5	45.8%	$ 63.4	54.2%
Disposal	48.3	36.5%	35.6	30.4%
Transfer	17.6	13.3%	13.6	11.6%
Other	5.8	4.4%	4.4	3.8%
Total	132.2	100.0%	117.0	100.0%
Intercompany eliminations	(19.6)		(18.6)
Total reported revenue	$ 112.6		$ 98.4

Internalization of Disposal:
Six months ended June 30, 2010	70.9%

	Three Months Ended June 30, 2010 vs. 2009		Six Months Ended June 30, 2010 vs. 2009
Revenue Growth (Decline):
Volume	$ (0.3)	-0.5%(a)	$ (2.5)	-2.5%(a)
Price	(1.0)	-2.1%(a)	(2.7)	-2.7%(a)
Fuel surcharge	0.6	1.1%(a)	0.5	0.5%(a)
Acquisitions	11.5	23.0%(a)	19.5	19.8%(a)
Sale of Jonesboro assets	(0.7)	-1.3%(a)	(0.6)	-0.6%(a)
Total revenue growth (decline)	$ 10.1	20.2%(a)	$ 14.2	14.5%(a)

(a) Percentages are calculated based on dollar amounts rounded in thousands.

	June 30, 2010
Debt-to-Capitalization:
Long-term debt including current maturities	$ 219.5
Total equity including preferred stock	161.5
Total capitalization	$ 381.0

Debt-to-total capitalization	57.6%

Net Debt-to-Capitalization:

Long-term debt including current maturities	$ 219.5
Cash on hand	(7.2)
Net debt	212.3
Total equity including preferred stock	161.5
Total capitalization	$ 373.8

Net debt-to-total capitalization	56.8%
CONTACT:  WCA Waste Corporation (Nasdaq:WCAA)
          Tommy Fatjo
          713-292-2400
          Houston, Texas